  SUPPLEMENT DATED DECEMBER 3, 2025
  TO THE PROSPECTUS DATED MAY 1, 2025
  FOR AUL AMERICAN UNIT TRUST

This supplement amends certain information in the above-referenced prospectus:

1.) The Appendix: Funds Available Under the Contract to the Prospectus is revised to add the following Funds:

					Average Annual Total Returns (as of 12/31/24)
Fund Identifier – internal use only	Asset Class	Fund Name and Investment Adviser/Sub-Adviser	Current Expenses		1 year	5 year	10 year
06-7FH	Foreign Small/Mid Eqty	T. Rowe Price International Discovery I: Class Inst Investment Adviser: T. Rowe Price Associates, Inc. Investment Subadvisor: T. Rowe Price International Limited; T. Rowe Price Hong Kong Limited; T. Rowe Price Japan, Inc	1.08	*	3.84	4.16
06-7FJ	Foreign Small/Mid Eqty	Driehaus International Small Cap Growth: Class No Load Investment Adviser: Driehaus Capital Management LLC	1.15		3.15	4.96	7.50
06-7FR	Short Term Bond	JPMorgan Short Duration Bond R6: Class Retirement Investment Adviser: J.P. Morgan Investment Management, Inc.	0.28	*	5.22	2.25	2.02
06-7FV	Intermediate Term Bond	Carillon Reams Unconstrained Bond R-6: Class Retirement Investment Adviser: Carillon Tower Advisers, Inc. Investment Subadvisor: Scout Investments, Inc.	0.5	*	4.32	3.71
06-7FK	Specialty	Fidelity Advisor Energy – I: Class Instl Investment Adviser: Fidelity Management & Research Company LLC Investment Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.69
06-7FM	Specialty	Fidelity Select Energy Port M: Class M Investment Adviser: Fidelity Management & Research Company LLC Investment Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	1.19		4.32	3.71
06-7FN	Specialty	Fidelity Advisor Technology – Z: Class Inst Investment Subadviser: Fidelity Management & Research Company LLC Investment Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.55

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  SUPPLEMENT DATED DECEMBER 3, 2025
  TO THE PROSPECTUS DATED MAY 1, 2025
  FOR AUL AMERICAN UNIT TRUST (continued)

				Average Annual Total Returns (as of 12/31/24)
Fund Identifier – internal use only	Asset Class	Fund Name and Investment Adviser/Sub-Adviser	Current Expenses	1 year	5 year	10 year
06-7FT	Foreign Growth	Fidelity Advisor Overseas M: Class M Investment Adviser: Fidelity Management & Research Company LLC Investment Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Ltd; FIL Investment Advisors	1.22

* The net annual expense ratios of these Funds reflect temporary fee reductions currently in place due to expense reimbursement or fee waiver arrangements currently being offered by the managing Funds. Upon the expiration of the temporary fee reductions, the annual expenses of these Funds may increase from the amounts disclosed in the table above. Please see the respective Fund's prospectus for additional information.

2.) The following Funds in the Appendix: Funds Available Under the Contract to the Statutory Prospectus have been liquidated:

Fund Name
MassMutual Total Return Bond I

3.) The following Funds in the Appendix: Funds Available Under the Contract to the Statutory Prospectus have been closed to new investors:

Fund Name
T. Rowe Price International Discovery
Columbia Integrated Large Cap Gr A
Columbia Integrated Large Cap Gr Ins 3

4.) The following Funds in the Appendix: Funds Available Under the Contract to the Statutory Prospectus have been re-opened to new investors:

Fund Name
T. Rowe Price Small-Cap Stock I
Franklin Convertible Securities R6
Macquarie Science and Technology Y
T. Rowe Price International Discovery

For additional information about the Funds, please refer to the respective Fund's prospectus and statement of additional information.

This supplement should be retained with the Prospectus for future reference.

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